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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 1997

                             WAXMAN INDUSTRIES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      1-10273                  34-0899894
          --------                      -------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)



                    24460 Aurora Road, Bedford Heights         44146
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               (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (216) 439-1830
       ------------------------------------------------------------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS.
         -------------

         On June 25, 1997, Waxman Industries, Inc. (the "Company") issued the press release (the "June Press Release") annexed as an exhibit hereto. The June Press Release is incorporated herein by reference.

         On July 2, 1997, the Company issued the press release (the "July Press Release") annexed as an exhibit hereto. The July Press Release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (c)      Exhibits.
                  ---------

                  99.1 Press Release of Waxman Industries, Inc. dated June 25, 1997.

                  99.2 Press Release of Waxman Industries, Inc. dated July 2, 1997.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WAXMAN INDUSTRIES, INC.
                                           (Registrant)

Dated:   July 8, 1997                      By:  /s/ Mark W. Wester
                                              -----------------------
                                              Mark W. Wester
                                              Vice President-Finance











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                              INDEX TO EXHIBITS

Exhibit No.                                                       Page No.
-----------                                                       --------

99.1     Press Release of Waxman Industries, Inc.
         dated June 25, 1997

99.2     Press Release of Waxman Industries, Inc.
         dated July 2, 1997







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